UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2007

American Apparel, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, California	90021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 213-488-0226

Endeavor Acquisition Corp., 970 West Broadway, PMB 402, Jackson, WY 83001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 12, 2007, American Apparel, Inc. (formerly Endeavor Acquisition Corp.; the “Registrant”) consummated its acquisition (the “Acquisition”) of American Apparel Inc., (“AAI”), a California corporation, and its affiliated companies. After giving effect to the Acquisition and the issuances of shares in the transaction as described herein, the Registrant has outstanding 57,168,810 shares of common stock.

The Acquisition was consummated under the terms of the Agreement and Plan of Reorganization, dated December 16, 2006 and amended and restated as of November 7, 2007, by and among the Registrant, AAI Acquisition LLC, a Delaware limited liability company (“Merger Sub”), AAI, American Apparel, LLC, a California limited liability company and wholly-owned subsidiary of AAI (“LLC”), each of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc., each formed under the Canada Business Corporation Act (together the “CI companies” and, together with AAI and LLC, “American Apparel”), Dov Charney, Sam Lim, and the stockholders of each of the CI companies (the “Acquisition Agreement”). The material terms of the Acquisition Agreement are contained in the Registrant’s definitive proxy statement (SEC File No. 001-32697) filed November 28, 2007 (hereinafter referred to as the “Proxy Statement”), in the sections entitled “The Acquisition Proposal,” beginning on page 51 and “The Acquisition Agreement,” beginning on page 86, and are hereby incorporated by reference.

At the closing of the Acquisition (the “Closing”):

•	AAI merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of the Registrant;

•

All of the outstanding capital stock of each of the CI companies was acquired by the Registrant, with each of the CI companies surviving the transaction as wholly owned subsidiaries of the Registrant; and

•	The Registrant consummated the buyout of all of Mr. Lim’s interest in AAI and LLC for an aggregate price of approximately $67.8 million.

In return for all of his capital stock in American Apparel, Mr. Charney, an owner of 50% of the outstanding capital stock of AAI, 50% of the outstanding membership interests in LLC and 100% of the securities of the CI companies, received from the Registrant an aggregate of 37,258,065 shares of the Registrant’s common stock. Mr. Charney has agreed not to sell or otherwise transfer any of the shares of the Registrant’s common stock received by him in the acquisition until the third anniversary of the Closing, subject to certain exceptions.

At the Closing, an escrow agreement (the “Escrow Agreement”) was entered into covering certain of the shares as a fund for the payment of indemnification claims that may be made by the Registrant as a result of any breaches of American Apparel’s covenants, representations and warranties in the Acquisition Agreement and certain lawsuits to which American Apparel is a party. The material terms of the escrow agreement are contained in the section of the Proxy Statement in the section entitled “The Acquisition Agreement – Escrow Agreement” beginning on page 87 and are hereby incorporated by reference. The Escrow Agreement is filed as Exhibit10.3 to this Current Report on Form 8-K.

Upon the Closing, the Registrant and Merger Sub entered into an employment agreement with Mr. Charney, as Chief Executive Officer of the Registrant, Merger Sub and the CI companies. The material terms of this agreement are contained in the Proxy Statement beginning on page 215 in the section entitled “Directors and Executive Officers of Endeavor Following the Acquisition—Executive Compensation—Employment Agreement and Non-Competition Covenants.” The employment agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

At the Closing, the Registrant entered into a registration rights agreement (the “Registration Rights Agreement”) with Mr. Charney with respect to shares of the Registrant’s common stock owned by Mr. Charney. The Registration Rights Agreement provides that Mr. Charney will have the right to demand on two occasions that the Registrant cause a registration to be filed and declared effective under the Securities Act of 1933, as amended, covering the resale of any and all of such shares. In addition, Mr. Charney will receive piggyback registration rights with respect to such shares. The registration rights agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Following the Closing, the Registrant changed its name from Endeavor Acquisition Corp. to American Apparel, Inc. and Merger Sub changed its name from AAI Acquisition LLC to American Apparel (USA), LLC.

Business

The business of AAI and its affiliate companies is described in the Proxy Statement in the section entitled “Business of American Apparel” beginning on page 142 and that information is incorporated herein by reference.

Risk Factors

The risks associated with American Apparel’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 29 and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Registrant and AAI and its affiliate companies Reference is further made to the disclosure contained in the Proxy Statement in the section entitled “American Apparel’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 158, which is incorporated herein by reference.

Properties

The facilities of American Apparel are described in the Proxy Statement in the section entitled “Business of American Apparel – Properties” on page 148, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership of the Registrant’s common stock immediately after the consummation of the Acquisition is described in the Proxy Statement in the section entitled “Beneficial Ownership of Securities” beginning on page 216 and that information is incorporated herein by reference.

Directors and Executive Officers

The directors and executive officers the Registrant upon the consummation of the transactions contemplated by the Acquisition Agreement are described in the Proxy Statement in the section entitled “Directors and Executive Officers of Endeavor Following the Acquisition” beginning on page 205 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of the Registrant’s executive officers and directors is described in the Proxy Statement in the sections entitled “Directors and Executive Officers of Endeavor Following the Acquisition – Executive Compensation” beginning on page 212 and “Business of American Apparel Compensation Discussion and Analysis” beginning on page 152 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions and Director Independence.

The certain relationships and related party transactions of the Registrant are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 219 and are incorporated herein by reference. Information regarding the independence of the Registrant’s directors is provided in the Proxy Statement in the section entitled “Independence of Directors” beginning on page 208 and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The market price of and dividends on the Registrant’s common stock and related stockholder matters are described in the Proxy Statement in the section entitled “Price Range of Endeavor Securities” on page 224 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities.

Reference is made to the disclosure described in the Proxy Statement in the section entitled “The Acquisition Agreement—Acquisition Consideration” beginning on page 86, which is incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the acquisition.

Description of Registrant’s Securities to be Registered.

The description of the Registrant’s securities is contained in the Proxy Statement in the section entitled “Description of Endeavor Common Stock and other Securities” beginning on page 222 and is incorporated herein by reference.

Indemnification of Directors and Officers.

The Registrant’s Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or acquisition which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Financial Statements and Supplementary Data.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Registrant and AAI.

Financial Statements and Exhibits.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Registrant and AAI.

Item 2.02	Results of Operations and Financial Condition.

Reference is made to the disclosure contained in the Proxy Statement in the Section entitled “American Apparel’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 158, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “The Acquisition Agreement—Acquisition Consideration” beginning on page 86, which is incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the acquisition.

Item 3.03	Material Modification to Rights of Security Holders.

Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Article Sixth Amendment Proposal” on page 120, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing and as a result of the Acquisition, all of the Registrant’s officers and directors resigned. Messrs. Dov Charney, Robert Greene, Mark D. Klein, Adrian Kowalewski, Allan Mayer, Keith Miller, Mark Samson, Mortimer Singer and Mark A. Thornton became directors of the Registrant. In addition, Mr. Charney became chairman of the board, chief executive officer and president and Ken Cieply became chief financial officer and treasurer of the Registrant. Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Directors and Executive Officers of Endeavor Following the Acquisition” beginning on page 205, which is incorporated herein by reference.

Reference is also made to the disclosure contained in the Proxy Statement in the section entitled “Directors and Executive Officers of Endeavor Following the Acquisition – Employment Agreement and Non-Competition Covenants” beginning on page 215, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

In connection with the approval of the Acquisition, the Registrant’s stockholders (i) adopted an amendment to the Registrant’s Certificate of Incorporation to change the Registrant’s name to American Apparel, Inc., (ii) adopted an amendment to the Registrant’s Certificate of Incorporation to increase the number of authorized shares of the Registrant’s common stock from 75,000,000 to 120,000,000, (iii) adopted an amendment to the Registrant’s Certificate of Incorporation remove the preamble and sections A through D of Article Sixth from the Certificate of Incorporation, as those provisions are no longer operative upon consummation of the Acquisition, and to redesignate section E as Article Sixth and (iv) adopted the 2007 performance equity plan. The Registrant’s amended and restated certificate of incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.06	Change in Shell Company Status.

The material terms of the Acquisition, are described in the Proxy Statement in the section entitled “The Acquisition Agreement” beginning on page 86 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Financial Statements.

The financial statements and selected financial information of AAI and its subsidiaries and the Registrant are included in the Proxy Statement in the sections entitled “Selected Summary Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Statements,” and “Index to Financial Statements” (and the audited and unaudited financial statements and related reports referred to in the Index to Financial Statements), beginning on pages 13, 98 and FS-1, respectively, and are incorporated herein by reference. In addition, the audited and unaudited financial statements of the CI companies and related report beginning on pages FS-79 of the Proxy Statement are incorporated herein by reference.

Information with respect to the independent auditors of AAI and its subsidiaries, the CI companies and the Registrant is contained in the Proxy Statement in the section entitled “Independent Auditors” on page 225 and is incorporated in this Current Report on Form 8-K by reference.

Exhibits.

Exhibit	Description
2.1	Acquisition Agreement, dated as of December 18, 2006 and amended and restated on November 7, 2007, by and among Registrant, AAI Acquisition LLC, American Apparel, LLC, each of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc. (together the “CI companies”), Dov Charney, Sam Lim, and the stockholders of each of the CI companies (included as Annex A of the Definitive Proxy Statement (No. 001-32697), filed November 28, 2006 and incorporated by reference herein)

3.1	Amended and Restated Certificate of Incorporation of Registrant. *

3.2	Bylaws of the Registrant (incorporated by reference from Exhibit 3.1 to Registrant’s Current Report on Form 8-K (File No. 001-32697) filed November 9, 2007)

4.1	Specimen Unit Certificate *

4.2	Specimen Common Stock Certificate *

4.3	Specimen Warrant Certificate *

4.4	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128440) filed September 20, 2005)

4.5	Warrant Agreement (incorporated by reference from Exhibit 4.5 to Registrant’s Registration Statement on Form S-1 (File No. 333-128440) filed September 20, 2005)

10.1	Employment Agreement, dated December 12, 2007, between Registrant, AAI Acquisition LLC and Dov Charney (included as Annex J of the Definitive Proxy Statement (No. 001-32697), filed November 28, 2007 and incorporated by reference herein)

10.2	Registration Rights Agreement, dated December 12, 2007, by and among Registrant and the stockholders listed on the signature page therein (included as Annex H of the Definitive Proxy Statement (No. 001-32697), filed November 28, 2007 and incorporated by reference herein)

10.3	Escrow Agreement, dated July 2, 2007, by and among the Registrant, Dov Charney and Continental Stock Transfer & Trust Company (included as Annex G of the Definitive Proxy Statement (No. 001-32697), filed November 28, 2007 and incorporated by reference herein)

10.4	Form of Registration Rights Agreement by and among Registrant and the stockholders listed on the signature page therein (incorporated by reference from Exhibit 10.12 to Registrant’s Registration Statement on Form S-1 (File No. 333-128440) filed September 20, 2005)

10.5	Registrant’s 2007 Performance Incentive Equity Plan (included as Annex C of the Definitive Proxy Statement (No. 001-32697), filed November 28, 2007 and incorporated by reference herein)

10.6	Voting Agreement, dated December 12, 2007, between the Registrant and the Stockholders listed on the signature page therein (included as Annex E of the Definitive Proxy Statement (No. 001-32697), filed November 28, 2007 and incorporated by reference herein)

10.7	Lock-Up Agreement, dated December 12, 2007, between the Registrant and Dov Charney (included as Annex D of the Definitive Proxy Statement (No. 001-32697), filed November 28, 2007 and incorporated by reference herein)

10.8

Credit Agreement, dated as of July 2, 2007 (the “LaSalle Agreement”), among AAI, the Borrowers, the Facility Guarantors, LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance (“LaSalle Business Credit”), the Lenders, and LaSalle Bank National Association (“LaSalle Bank”)*

10.9

First Amendment to Credit Agreement LaSalle Retail Finance, dated October 11, 2007, amending the LaSalle Agreement, among AAI, the Borrowers, the Facility Guarantors, LaSalle Business Credit, Wells Fargo Retail Finance, LLC (“Wells Fargo”), the Lenders, and LaSalle Bank*

10.10

Second Amendment and Waiver to Credit Agreement LaSalle Retail Finance, dated November 26, 2007, amending the LaSalle Agreement, among AAI, the Borrowers, the Facility Guarantors, LaSalle Business Credit, Wells Fargo, the Lenders, and LaSalle Bank*

10.11	Credit Agreement, dated as of January 18, 2007 (the “SOF Agreement”), among AAI, the Facility Guarantors, and SOF Investments, L.P. - Private IV (“SOF”)*

10.12	Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc., dated as of July 2, 2007, amending the SOF Agreement, among AAI, the Facility Guarantors, and SOF*

10.13	Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc., dated as of November 9, 2007, amending the SOF Agreement, among AAI, the Facility Guarantors, and SOF*

10.14	Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc., dated as of November _, 2007, amending the SOF Agreement, among AAI, the Facility Guarantors, and SOF*

10.15	Lease, dated June 9, 2004, by and between Titan Real Estate Investment Group, Inc., and Textile Unlimited Corp., E&J Textile Group, Inc., and Johnester Knitting, Inc. (jointly and severally) *

10.16

Assignment of Lessee’s Interest in Lease and Assumption Agreement, dated as of June 2, 2005, by and between Textile Unlimited Corp., E&J Textile Group, Inc., and Johnester Knitting, Inc. (jointly and severally) and American Apparel Dyeing and Finishing, Inc. *

10.17	Lease, dated December 13, 2005, by and between American Central Plaza and AAI*

10.18	Lease Amendment, effective as of November 15, 2006, by and between American Central Plaza and AAI*

10.19	Lease Amendment, effective as of March 22, 2007, by and between American Central Plaza and AAI*

10.20	Demand Operating Facility Agreement, dated August 19, 2005, between The Toronto-Dominion Bank and 9001-9134 Quebec Inc. *

10.21	Lease, dated as of January 1, 2004, by and between Alameda Produce Market, Inc. and AAI*

10.22	Lease, dated as of May 12, 2004, by and between Alameda Produce Market, Inc. and AAI*

14.1	Registrant’s Code of Ethics (incorporated by reference from Exhibit 14 to Amendment No. 2 of Registrant’s Registration Statement on Form S-1 (File No. 333-128440) filed November 29, 2005)

21.1	List of Subsidiaries*

99.1	Audit Committee Charter (incorporated by reference from Exhibit 99.1 to Amendment No. 2 of Registrant’s Registration Statement on Form S-1 (File No. 333-128440) filed November 29, 2005)

99.2	Nominating Committee Charter (incorporated by reference from Exhibit 99.2 to Amendment No. 2 of Registrant’s Registration Statement on Form S-1 (File No. 333-128440) filed November 29, 2005)

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2007

AMERICAN APPAREL, INC.

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO